CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2019, relating to the financial statements and financial highlights, which appears in Franklin Conservative Allocation Fund, Franklin Moderate Allocation Fund, and Franklin Growth Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 23, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2019, relating to the financial statements and financial highlights, which appears in Franklin Founding Funds Allocation Fund and Franklin Corefolio Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 23, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Fund Allocator Series of our report dated February 15, 2019, relating to the financial statements and financial highlights, which appears in Franklin LifeSmartTM Retirement Income Fund, Franklin LifeSmartTM 2020 Retirement Target Fund, Franklin LifeSmartTM 2025 Retirement Target Fund, Franklin LifeSmartTM 2030 Retirement Target Fund, Franklin LifeSmartTM 2035 Retirement Target Fund, Franklin LifeSmartTM 2040 Retirement Target Fund, Franklin LifeSmartTM 2045 Retirement Target Fund, Franklin LifeSmartTM 2050 Retirement Target Fund, and Franklin LifeSmartTM 2055 Retirement Target Fund’s Annual Report on Form N-CSR for the year ended December 31, 2018.  We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 23, 2019